SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): August 8, 2002
AZTAR CORPORATION (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization)	1-5440 (Commission File Number)	86-0636534 (I.R.S. Employer Identification Number)
2390 East Camelback Road, Suite 400, Phoenix, Arizona (Address of principal executive offices)	85016 (Zip Code)
(602) 381-4100 (Registrant's telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

ITEM 9.  Regulation FD Disclosure

On August 8, 2002, a letter was electronically sent to the Securities and Exchange Commission accompanying the Aztar Corporation Form 10-Q for the quarter ended July 4, 2002. This letter, attached as Exhibit 99, contains certifications required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
AZTAR CORPORATION ROBERT M. HADDOCK Robert M. Haddock President and Chief Financial Officer

Dated:  August 8, 2002